The Hartford Checks and Balances Fund

Summary Prospectus

Hartford Funds

March 1, 2015, as restated December 1, 2015

Class	Ticker
A	HCKAX
B	HCKBX
C	HCKCX
I	HCKIX
R3	HCKRX
R4	HCKSX
R5	HCKTX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/prospectuses.html.  You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com.  The Fund’s prospectus dated March 1, 2015, as supplemented, and statement of additional information dated March 1, 2015, as supplemented, along with the financial statements included in the Fund’s most recent annual report to shareholders dated October 31, 2014 are incorporated by reference into this summary prospectus.  The Fund’s statement of additional information, annual report and semi-annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks long-term capital appreciation and income.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page 29 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 156 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5
Management fees	None	None	None	None	None	None	None
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	0.50%	0.25%	None
Total other expenses	0.14%	0.19%	0.14%	0.14%	0.25%	0.20%	0.15%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%
Other expenses	0.14%	0.19%	0.14%	0.14%	0.05%	0.05%	0.05%
Acquired Fund fees and expenses	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Total annual fund operating expenses(2), (3)	1.00%	1.80%	1.75%	0.75%	1.36%	1.06%	0.76%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         “Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

(3)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.40% (Class R3), 1.10% (Class R4) and 0.80% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2016, and shall renew

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automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$646	$851	$1,072	$1,707
B	$683	$866	$1,175	$1,906
C	$278	$551	$949	$2,062
I	$77	$240	$417	$930
R3	$138	$431	$745	$1,635
R4	$108	$337	$585	$1,294
R5	$78	$243	$422	$942

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$646	$851	$1,072	$1,707
B	$183	$566	$975	$1,906
C	$178	$551	$949	$2,062
I	$77	$240	$417	$930
R3	$138	$431	$745	$1,635
R4	$108	$337	$585	$1,294
R5	$78	$243	$422	$942

Portfolio Turnover.  The Fund will not incur transaction costs, such as commissions, when it buys and sells shares of Hartford Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when Fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual fund operating expenses or in the examples and would affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective through investment in a combination of Hartford Funds (“Underlying Funds”):  The Hartford Capital Appreciation Fund, which invests primarily in stocks selected on

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the basis of potential for capital appreciation; The Hartford Dividend and Growth Fund, which invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields; and The Hartford Total Return Bond Fund, which under normal circumstances invests at least 80% of its net assets in bonds.  The Fund will make equal allocations (one-third each) of its assets to the Underlying Funds.  The Fund’s asset allocation and rebalancing strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the Fund.  The Fund will not be actively managed, and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s statutory prospectus.

Fund of Funds Risk - The Fund invests primarily in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives.

The Fund is also subject to the risks associated with the Underlying Funds in proportion to its investment and changes in the value of the Underlying Funds may have a significant effect on the net asset value of the Fund.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value or growth orientation risk, derivatives risk and foreign investments risk, among others, as well as risks related to the equity markets in general.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk.  By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds, in addition to the Fund’s direct fees and expenses.

Investment Strategy Risk - The risk that, if the Investment Manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

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The Fund is subject to certain other risks, which are described in the Fund’s statutory prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 14.71% (2nd quarter, 2009)   Lowest -15.26% (4th quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS. The table below shows returns for the Fund over time compared to those of three broad-based market indices and the Fund’s blended benchmark.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.

Class I shares commenced operations on February 29, 2008 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.  Class R3, Class R4 and Class R5 shares commenced operations on August 29, 2008 and performance prior to that date is

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that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

For more information regarding returns see the “Performance Notes” section in the Fund’s statutory prospectus.  Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2014
(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 05/31/07)
Class A - Return Before Taxes	2.51%	9.04%	4.87%
- After Taxes on Distributions	-0.76%	7.55%	3.72%
- After Taxes on Distributions and Sale of Fund Shares	3.18%	6.92%	3.63%
Share Classes (Return Before Taxes)
Class B	2.73%	9.07%	4.82%
Class C	6.67%	9.44%	4.88%
Class I	8.73%	10.55%	5.93%
Class R3	8.10%	9.88%	5.35%
Class R4	8.38%	10.19%	5.61%
Class R5	8.73%	10.54%	5.88%
Russell 3000 Index
(reflects no deduction for fees, expenses or taxes)	12.56%	15.63%	6.41%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	6.26%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	5.15%
Checks and Balances Fund Blended Index*
(reflects no deduction for fees, expenses or taxes)	10.77%	11.98%	6.28%

* The Checks and Balances Fund Blended Index is calculated by the Investment Manager and represents the weighted return of 33.4% Russell 3000 Index, 33.3% S&P 500 Index and 33.3% Barclays U.S. Aggregate Bond Index.

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.

Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Managing Director and Chief Investment Officer	2007
Allison Mortensen, CFA	Head of Multi-Asset Solutions and Portfolio Manager	2015

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PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3, Class R4 and Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.

TAX INFORMATION.  The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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MFSUM-CB_120115
March 1, 2015, as restated

December 1, 2015

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